                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 22, 2002
                                                           -------------



                          The Williams Companies, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                   1-4174                    73-0569878
        --------                ------------            -------------------
     (State or other            (Commission               (I.R.S. Employer
     jurisdiction of            File Number)             Identification No.)
     incorporation)

  One Williams Center, Tulsa, Oklahoma                            74172
  ----------------------------------------                      ---------
  (Address of principal executive offices)                      (Zip Code)



        Registrant's telephone number, including area code: 918/573-2000
                                                            ------------



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.

         The Williams Companies, Inc. wishes to disclose for Regulation FD purposes its two press releases dated July 22, 2002, filed herewith as Exhibits
99.1 and 99.2.

         Pursuant to the requirements of the Securities Exchange Act of 1934, Williams has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE WILLIAMS COMPANIES, INC.


Date: July 23, 2002                          /s/ Suzanne H. Costin
                                        ----------------------------------------
                                        Name:    Suzanne H. Costin
                                        Title:   Corporate Secretary

                                INDEX TO EXHIBITS


EXHIBIT
NUMBER            DESCRIPTION
------            -----------
    99.1          Copy of Williams' press release dated July 22, 2002, publicly reporting certain financial and dividend information.

    99.2 Copy of Williams' press release dated July 22, 2002, publicly reporting the consideration of the sale of certain of Williams' Canadian assets.